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                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Signature Resorts, Inc.'s previously filed Registration Statement File No. 333-15361, Registration Statement File No. 333-30285, Registration Statement File No. 333-46511 and Registration Statement File No. 333-47215.



March 25, 1998,
Orlando, Florida